EXHIBIT 10.2

                               GEORGE STEWART, CPA
                     2301 SOUTH JACKSON STREET, SUITE 101-G
                           SEATTLE, WASHIINGTON 98144
                        (206) 328-8554 FAX (206) 328-0383




To Whom It May Concern:

    The firm of George Stewart, Certified Public Accountant consents to the inclusion of my report of June 13, 2001, on the Financial Statements of Medina Coffee, Inc. as of December 31, 2000 and May 31, 2001, in any filings that are necessary now or in the near future with the U.S. Securities and Exchange Commission.

The Financial Statements for the five months ended May 31, 2001 were audited.

Very truly yours,

/s/George Stewart, CPA


January 31, 2002